SUPPLEMENT TO THE PROSPECTUS

Supplement dated May 12, 2026, to the Prospectus dated September 26, 2025.

MFS® Managed Wealth Fund

Effective June 10, 2026, the sub-section entitled "Principal Investment Types" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

Principal Investment Types

The principal investment types in which the fund may invest are:

MFS Growth Fund: MFS Growth Fund is a mutual fund advised by MFS that normally invests at least 80% of the fund’s net assets in growth companies. Growth companies are companies that MFS believes have above average potential with respect to the rate and duration of earnings growth compared to other companies. MFS primarily invests the fund's assets in securities of companies with large capitalizations.

MFS International Equity Fund: MFS International Equity Fund is a mutual fund advised by MFS that normally invests at least 80% of the fund’s net assets in equity securities. MFS normally invests the fund’s assets primarily in foreign securities, including emerging market securities. MFS may invest the fund's assets in securities of companies of any size.

MFS Value Fund: MFS Value Fund is a mutual fund advised by MFS that normally invests at least 80% of the fund’s net assets in value companies. Value companies are companies that MFS believes are undervalued compared to their perceived worth in the marketplace. MFS primarily invests the fund's assets in securities of companies with large capitalizations.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.

MGW-SUP-I-051226